Exhibit 23-2
                                  ------------

                                                       [LOGO]  ARTHUR ANDERSEN


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 10, 2001 included in Constellation Brands, Inc.'s Form 10-K for the year ended February 28, 2001 and to all references to our Firm included in this registration statement.


                                          /s/ ARTHUR ANDERSEN LLP


Rochester, New York
August 22, 2001